ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-AllianceBernstein VPS Small/Mid Cap Value Portfolio

Supplement dated July 21, 2014 to the Prospectuses and Summary Prospectuses dated May 1, 2014 for AllianceBernstein Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the AllianceBernstein VPS Small/Mid Cap Value Portfolio (the “Portfolio”).

*        *        *        *        *

Portfolio Managers

The following chart for the Portfolio replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses and reflects those persons responsible for the day-to-day management of the Portfolio’s portfolio.

AllianceBernstein VPS Small/Mid Cap Value Portfolio

Employee	Length of Service	Title
James W. MacGregor	Since 2005	Senior Vice President of the Adviser
Joseph G. Paul	Since 2002	Senior Vice President of the Adviser
Shri Singhvi	Since 2014	Senior Vice President of the Adviser

The following replaces certain information under the heading “Management of the Portfolios — Portfolio Managers” in the Prospectuses with respect to the Portfolio.

Portfolio and Responsible Group	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AllianceBernstein VPS Small/Mid Cap Value Portfolio Small/Mid Cap Value Senior Investment Management Team	James W. MacGregor; since 2005; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2009. He is also Chief Investment Officer — Small- and Mid-Cap Value Equities.
	Joseph G. Paul; since 2002; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2009. He is also Chief Investment Officer — U.S. Value Equities.

	Shri Singhvi; since 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2009. He is also Director of Research — Small- and Mid-Cap Value Equities.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.